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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   April 11, 1996



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



      Colorado                       1-9953                    84-0613514
      --------                       ------                    ----------
(State of Organization)       (Commission File No.)           (IRS Employer
                                                           Identification No.)

   P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
   ---------------------------------------------             --------------
(Address of principal executive office and Zip Code           (Registrant's
                                                              telephone no.
                                                           including area code)
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Item 2.

         Acquisition of Assets

         On April 11, 1996, Jones Cable Holdings, Inc. ("JCH"), a wholly owned subsidiary of Jones Intercable, Inc. ("Intercable"), acquired the following cable television systems from limited partnerships managed by Intercable: (i) the cable television system operating in and around Lodi, Ohio (the "Lodi System") for a purchase price of $25,706,000, subject to normal closing adjustments; (ii) the cable television system operating in and around Ripon, Wisconsin (the "Ripon System") for a purchase price of $3,712,667, subject to normal closing adjustments; and (iii) the cable television system operating in and around Lake Geneva, Wisconsin (the "Lake Geneva System") for a purchase price of $6,345,667, subject to normal closing adjustments. The purchase prices were determined by averaging three separate independent appraisals of each of the cable television systems acquired.

         Exchange of Assets

         On April 12, 1996, JCH conveyed the Lodi System, the Ripon System and the Lake Geneva System, together with the cable television systems operating in and around Hilo, Hawaii (the "Hilo System") and Kenosha, Wisconsin (the "Kenosha System") (both of which have been owned by Intercable and were recently transferred to JCH), plus cash in the amount of $11,735,666 to Time Warner Entertainment Company, L.P. ("Time Warner"), an unaffiliated cable television operator. In exchange, Time Warner conveyed to JCH the cable television systems operating in and around Savannah, Georgia (the "Savannah System"). Taking into account the aggregate purchase price paid by JCH for the Lodi System, the Lake Geneva System and the Ripon System, Intercable's estimated valuation of the Hilo System and the Kenosha System, and the $11,735,666 cash consideration paid by JCH to Time Warner, the aggregate consideration paid by Intercable to Time Warner for the Savannah System was approximately $119,195,000, subject to normal closing adjustments. The Savannah System passes approximately 100,000 homes and serves approximately 63,000 subscribers.

         Jones Financial Group, Ltd. ("Financial Group"), an affiliate of Intercable, was paid a fee of $1,286,332 in connection with these transactions. The fee paid to Financial Group was based upon 90% of the estimated commercial rate charged by unaffiliated brokers.





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Manitowoc System

         Although it previously was announced that JCH intended to acquire from Cable TV Joint Fund 11, a general partnership comprised of four limited partnerships managed by Intercable, the cable television system serving the City of Manitowoc, Wisconsin (the "Manitowoc System") and then transfer the Manitowoc System to Time Warner as part of the above-described exchange, JCH and Time Warner agreed to exclude the Manitowoc System from that exchange. JCH is still obligated to purchase the Manitowoc System, subject to a number of closing conditions that have not yet been satisfied, including the approval of the transaction by the holders of a majority of the limited partnership interests of each of the four constituent partnerships of Cable TV Joint Fund 11 and the approval of the City of Manitowoc to the transfer of the Manitowoc System's franchise. Intercable intends to conduct the votes of the limited partners of the four constituent partnerships of Cable TV Joint Fund 11 only after the City of Manitowoc consents to the transfer of the franchise.
Although Intercable is engaged in ongoing negotiations with the City of Manitowoc with respect to the renewal and transfer of the Manitowoc franchise, there can be no assurance that the City of Manitowoc will consent to the transfer of the franchise to JCH. If all conditions precedent to JCH's obligation to close are not eventually satisfied or waived, JCH's obligation to purchase the Manitowoc System will terminate on September 30, 1996.





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Item 7.  Financial Statements and Exhibits

         a. Financial statements of businesses acquired. Audited financial statements of the Savannah System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than June 15, 1996.

         b. Pro forma financial information. Pro forma financial statements of Jones Intercable, Inc. reflecting the acquisition of the Savannah System and the disposition of the Kenosha System and the Hilo System are not presently available and will be filed by amendment to this Form 8-K as soon as practicable and no later than June 15, 1996.

         c.       Exhibits.

                  2.1. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income Partners 87-1, L.P. and Jones Intercable, Inc. relating to the Lodi System is incorporated by reference from the Annual Report on Form 10-K of Jones Intercable, Inc. for the transition period ended December 31, 1995 (Exhibit No. 2.14, Commission File No. 1- 9953).

                  2.2. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Ripon System is incorporated by reference from the Annual Report on Form 10-K of Jones Intercable, Inc. for the transition period ended December 31, 1995 (Exhibit No. 2.15, Commission File No. 1- 9953).

                  2.3. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Lake Geneva System is incorporated by reference from the Annual Report on Form 10-K of Jones Intercable, Inc. for the transition period ended December 31, 1995 (Exhibit No. 2.16, Commission File No. 1- 9953).

                  2.4. Asset Exchange Agreement dated September 1, 1995, between Jones Intercable, Inc. and Time Warner Entertainment Company, L.P. is incorporated by reference from the Annual Report on Form 10-K of Jones Intercable, Inc. for the transition period ended December 31, 1995 (Exhibit No. 2.17, Commission File No. 1- 9953).





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                  2.5.    Assignment and Assumption Agreement dated as of
September 15, 1995 between Jones Intercable, Inc. and Jones Cable Holdings, Inc. is incorporated by reference from the Annual Report on Form 10-K of Jones Intercable, Inc. for the transition period ended December 31, 1995 (Exhibit No. 2.18, Commission File No. 1- 9953).

                  2.6. Letter amendment dated April 3, 1996 to the Asset Exchange Agreement dated September 1, 1995, between Jones Intercable, Inc. and Time Warner Entertainment Company, L.P.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JONES INTERCABLE, INC.,
                                    a Colorado corporation


Dated:  April 23 1996               By:      /s/ Elizabeth M. Steele
                                             -----------------------------
                                             Elizabeth M. Steele
                                             Vice President and Secretary





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                                 EXHIBIT INDEX



Exhibit No.                       Description
- -----------                       -----------
    2.6          Letter amendment dated April 3, 1996 to the Asset Exchange
                 Agreement dated September 1, 1995, between Jones Intercable,
                 Inc. and Time Warner Entertainment Company, L.P.